SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to section 240.14a-12

Brooks Automation, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on February 08, 2012

BROOKS AUTOMATION, INC.

Meeting Information Meeting Type: Annual Meeting For holders as of: December 13, 2011 Date: February 08, 2012 Time: 10:00 AM EST Location: Four Seasons Hotel Boston 200 Boylston Street Boston, MA 02116

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

–— Before You Vote —–
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement           2. Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow    è    XXXX XXXX XXXX       (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:        www.proxyvote.com
2) BY TELEPHONE:    1-800-579-1639
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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 25, 2012 to facilitate timely delivery.

–— How To Vote —–
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    è    XXXX XXXX XXXX       available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
Nominees
01	A. Clinton Allen	02 Joseph R. Martin	03 John K. McGillicuddy	04 Krishna G. Palepu	05 C.S. Park
06	Kirk P. Pond	07 Stephen S. Schwartz	08 Alfred Woollacott; III	09 Mark S. Wrighton

The Board of Directors recommends you vote FOR proposals 2 and 3.

2	To approve an amendment to the Company’s 1995 Employee Stock Purchase Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 1,000,000 shares, from 3,000,000 to 4,000,000.

3	To approve, on an advisory basis, the overall compensation of Brooks’ executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4	To recommend, on an advisory basis, the frequency of advisory votes on executive compensation.

The Board of Directors recommends you vote FOR the following proposal:

5	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered accounting firm for the 2012 fiscal year.

NOTE: The stockholders will also act on any other business as may properly come before the meeting.

Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Broadridge Internal Use Only

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